Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and dated as of [•], 2016, by and between Primo Water Corporation, a Delaware corporation (the “Purchaser”), and the undersigned stockholder (“Stockholder”) of Glacier Water Services, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

A.     Stockholder is the beneficial or record owner of, or exercises voting power over, at least the number of shares of capital stock of the Company set forth on the signature page hereto (all such shares (but only up to the number specified on such signature page) owned beneficially or of record by Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the “Shares”).

B.     The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of the Purchaser to enter into the Agreement and Plan of Merger, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Purchaser, Primo Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Purchaser (“Merger Sub”), the Company and David Shladovsky, as Stockholder Representative, pursuant to which Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly-owned subsidiary of the Purchaser (the “Merger”).

C.     Stockholder understands and acknowledges that the Purchaser is entitled to rely on the truth and accuracy of Stockholder’s representations and warranties contained herein and Stockholder’s performance of the obligations set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Restrictions on Shares.

(a)     Stockholder shall not, directly or indirectly, Transfer, or permit or otherwise cause the Transfer of, the Shares, and shall cause that no offer shall be made or agreement entered into providing for a Transfer of the Shares, or commit to do any of the foregoing, at any time prior to the Expiration Time, except for Permitted Transfers. As used herein, “Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any capital stock or interest in any capital stock, in whole or in part, or (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transaction is to be settled by delivery of securities, in cash or otherwise. As used herein, “Permitted Transfer” means a Transfer to any Person who prior to, and as a condition of, any such Transfer, enters into and delivers to the Purchaser a voting agreement in favor of the Purchaser substantially in the form of this Agreement with respect to the Shares transferred to such Person.

(b)     At any time on or after the date of this Agreement and prior to the earliest of: (i) the Effective Time; (ii) the valid termination of the Merger Agreement in accordance with its terms, other than in the circumstances set forth in clause (iii) below; (iii) the 6-month anniversary of the valid termination of the Merger Agreement in accordance with its terms in circumstances in which the Termination Fee is payable by the Company; (iv) the entering into of any amendment by the parties to, or the waiver by the Company of any provision of, the Merger Agreement that reduces the amount of consideration payable by the Purchaser and/or Merger Sub pursuant to the Merger Agreement, without the prior written consent of Stockholder; or (v) such date and time designated by the Purchaser in a written notice to Stockholder (such earliest time, the “Expiration Time”), Stockholder shall not, directly or indirectly, grant (or cause or permit to be granted) any proxies or powers of attorney with respect to any of the Shares in a manner inconsistent with Section 2, deposit (or cause or permit to be deposited) any of the Shares into a voting trust, or enter into (or cause or permit to be entered into) a voting agreement or similar arrangement or commitment or grant (or cause or permit to be granted) any option or warrant with respect to any of the Shares or commit to do any of the foregoing. In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company’s common stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the term “Shares” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(c)     Any attempted Transfer in violation of this Agreement, or the taking of any other action in violation of this Section 1, shall be null and void ab initio. If any involuntary Transfer of any or all of the Shares shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), or any other involuntary action in violation of this Section 1 shall occur resulting in any Person having beneficial ownership over any or all of the Shares or otherwise having the power to exercise, in whole or in part, any control over any or all of the Shares with respect to any of the matters contemplated by this Agreement, then the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) or such other Person shall take and hold the Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. For purposes of this Agreement, “beneficial ownership” (and correlative terms) shall have the meaning set forth in, and be interpreted in accordance with, Rule 13d-3 under the Exchange Act; provided, however, that a Person shall be deemed to have beneficial ownership over any securities which may be acquired by such Person pursuant to any Contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

2.     Agreement to Vote Shares; Waiver of Appraisal Rights.

(a)     Prior to the Expiration Time, at the earlier of (i) the third Business Day following the date on which the Registration Statement is declared effective by the SEC or (ii) such other date as directed by the Purchaser, Stockholder shall execute and deliver a written consent in lieu of meeting approving the adoption of the Merger Agreement and approving the Merger, a form of which is attached hereto as Exhibit A (the “Stockholder Written Consent”);

(b)     Prior to the Expiration Time, at any and every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of Company with respect to any of the following matters (other than the Stockholder Written Consent), unless otherwise directed in writing by the Purchaser, Stockholder shall:

(i)     appear (in person or by proxy) at any such meeting (or any adjournment or postponement thereof);

(ii)     cause the Shares to be counted at any such meeting as present thereat for purposes of calculating a quorum; and

(iii)     cause the Shares to be voted (A) in favor of approval of the adoption of the Merger Agreement and the approval of the Merger, (B) in favor of any proposal to adjourn the meeting to solicit additional proxies in favor of the adoption of the Merger Agreement and the approval of the Merger if (but only if) there are not sufficient votes to adopt the Merger Agreement on the date on which such meeting is held, (C) against any Acquisition Proposal (including any Superior Proposal) and (D) against any action, proposal, transaction or agreement that could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement or that could prevent, delay, impair, discourage, adversely affect or inhibit the timely consummation of the Merger or the satisfaction of the Purchaser’s, the Company’s or Merger Sub’s conditions under the Merger Agreement (including, for the avoidance of doubt, any change in any manner the voting rights of any class of shares of the Company (including any amendments to the Charter)).

(c)     Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Stockholder from, subject to Section 2(e) below, voting in Stockholder’s sole discretion on any matter other than matters referred to in Section 2 hereof, to the extent applicable.

(d)     Prior to the Expiration Time, Stockholder, in its capacity as a Stockholder of the Company (but not as a director thereof), shall not (and shall cause Stockholder’s Affiliates and their respective partners, members, officers, directors, employees, attorneys, accountants, agents, advisors and representatives to not), directly or indirectly, (i) initiate, solicit or knowingly encourage any inquiries or the making of any proposal or offer that constitutes or that could lead to an Acquisition Proposal, (ii) engage in or otherwise participate in any discussions or negotiations with any Person regarding, or that could lead to the making of, any Acquisition Proposal (except to notify such Person as to the existence of this Section 2(d)), (iii) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal, or (iv) alone or with any other Person, make an Acquisition Proposal. Stockholder shall promptly inform the Purchaser if it receives any inquiry or proposal relating to an Acquisition Proposal and the details thereof. For clarity, an Acquisition Proposal includes, but is not limited to, any Superior Proposal.    To the extent Stockholder is a director of the Company, Stockholder agrees to be bound by Section 4.3 of the Merger Agreement, in its capacity as such director, as if Stockholder were a party thereto.

(e)     Stockholder shall not (and shall cause Stockholder’s Affiliates and their respective partners, members, officers, directors, employees, attorneys, accountants, agents, advisors and representatives to not) take or agree to take or commit to take any action with the intent of, or for the purpose of, in each case in whole or in part, preventing or delaying the consummation of the transactions contemplated by the Merger Agreement.

(f)     The obligations set forth in this Section 2 shall apply (i) whether or not the adoption of the Merger Agreement, the approval of the Merger or any other action described above is or continues to be recommended by the Board of Directors of the Company (and, for the avoidance of doubt, such obligations shall apply despite the occurrence of any Change of Recommendation) and (ii) notwithstanding the termination of the Merger Agreement.

(g)     Stockholder hereby waives, and agrees not to assert or perfect (and agrees to cause not to be asserted and perfected), any appraisal or dissenters’ rights with respect to any of the Shares in connection with the Merger.

3.     Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to the Purchaser as follows as of the date hereof:

(a)     Stockholder is the beneficial or record owner of, or exercises voting power over, the Shares. No Person not signatory to this Agreement has a right to acquire or vote any of the Shares. The Shares (to the extent not Transferred in accordance with this Agreement) are and will be at all times up until the Expiration Time free and clear of any Liens that would adversely affect the exercise or fulfillment of the rights and obligations of Stockholder under this Agreement.

(b)     Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder, and no other actions or proceedings on the part of Stockholder are necessary to authorize the execution and delivery by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Purchaser, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.

(c)     The execution and delivery of this Agreement does not, and the performance by Stockholder of his, her or its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any Person under, any provisions of the Organizational Documents of Stockholder (if applicable), or any binding Contract, Law or Order to which Stockholder is a party or by which Stockholder is, or any of Stockholder’s assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or materially delay Stockholder from performing his, her or its obligations under this Agreement.

(d)     Neither Stockholder nor any of Stockholder’s Affiliates has any agreement with the Company or any other Person with respect to the Company or the voting, holding or disposition of the Shares, other than this Agreement.

(e)     Stockholder understands and acknowledges that the Purchaser and Merger Sub are entering into the Merger Agreement and consummating the transactions contemplated thereby in reliance upon such Shareholder’s execution and delivery of this Agreement.

4.     Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to Stockholder as follows: (a) the Purchaser has full power and authority to make, enter into and carry out the terms of this Agreement; (b) this Agreement has been duly and validly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery of this Agreement by Stockholder, constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity; and (c) the execution and delivery of this Agreement does not, and the performance by the Purchaser of its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any Person under, any provisions of the Organizational Documents of the Purchaser, or any Contract, Law or Order to which the Purchaser is a party or by which the Purchaser is, or any of its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or materially delay the Purchaser’s ability to perform its obligations under this Agreement.

5.     Confidentiality. Except to the extent required by applicable Law, Stockholder shall hold any information regarding this Agreement (including the existence or terms hereof) and the Merger Agreement and the transactions contemplated hereby and thereby (including the Merger) in strict confidence and shall not divulge any such information to any Person. Neither Stockholder, nor any of Stockholder’s Affiliates, shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger Agreement or the other transactions contemplated hereby or thereby (including the Merger) without the prior written consent of the Purchaser, except to the extent required by applicable Law. In the event any disclosure subject to this Section 5 is required pursuant to applicable Law, Stockholder shall promptly inform the Purchaser thereof and shall use reasonable best efforts to consult with the Purchaser to the extent practicable regarding such disclosure and consider in good faith any comments the Purchaser may have to such disclosure.

6.     Miscellaneous.

(a)     Notices. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, or by electronic or facsimile transmission, to the address or facsimile number indicated below or such other address as a party shall subsequently provide:

(i)	if to the Purchaser, to:

Primo Water Corporation
101 N. Cherry Street, Suite 501
Winston Salem, NC 27101
Attention: Billy D. Prim
Tel: (336) 331-4000

with a copy (which shall not constitute notice) to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

150 Fayetteville Street, Suite 2300

Attention: Gerald F. Roach, Esq.

Raleigh, NC 27601

Tel: (919) 821-1220

Fax: (919) 821-6800

(ii)	if to Stockholder, to the address set forth for Stockholder on the signature page hereof.

(b)     Interpretation. When a reference is made in this Agreement to sections or exhibits, such reference shall be to a section of or an exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The phrases “the date of this Agreement”, “the date hereof”, and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first above written. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; and (iii) the terms “hereof,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement.

(c)     Specific Performance; Injunctive Relief. The parties each agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

(d)     Counterparts. This Agreement may be executed in any number of counterparts, including via faxed or electronically submitted pdf, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart signature page is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.

(e)     Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any Person other than the parties hereto any rights or remedies hereunder. Except as provided in Section 1(a), neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Stockholder without the prior written consent of the Purchaser, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests or obligations of the Purchaser hereunder, may be assigned or delegated in whole or in part by the Purchaser to any affiliate of the Purchaser without the consent of or any action by Stockholder upon notice by the Purchaser to Stockholder as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(f)     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(g)     Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

(h)     Governing Law; Jurisdiction. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the Laws of the State of Delaware, without regard to the choice of Law principles thereof. The parties acknowledge and agree that this Agreement is being executed and delivered in the State of Delaware. Each of the parties hereby irrevocably submits to the non-exclusive jurisdiction of Court of Chancery of the State of Delaware, or to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware, in any action, suit or proceeding with respect to this Agreement.

(i)     WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(i).

(j)     Termination. This Agreement shall terminate automatically without any action on the part of the parties hereto and shall have no further force or effect from and after the Expiration Time, and thereafter there shall be no liability or obligation on the part of Stockholder; provided, that no such termination shall relieve any party from liability for any breach of this Agreement prior to such termination.

(k)     Amendment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against which the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right hereunder.

(l)     No Ownership Interest; No Joint Venture; No Fiduciary Duties. Nothing contained in this Agreement shall be deemed to vest in the Purchaser or any of its affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of or relating to the Shares shall remain vested in and belong to Stockholder, and the Purchaser and its affiliates shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company, except as otherwise provided in the Merger Agreement or exercise any power or authority of Stockholder in the voting of any of the Shares. Nothing in this Agreement shall be interpreted as creating or forming a “group” between Stockholder and the Purchaser for purposes of Rule 13d-5(b)(1) under the Exchange Act or any other similar provision of applicable law. This Agreement is not intended to, and does not, create any agency, partnership, fiduciary or joint venture relationship between or among any of the parties hereto or any of their Affiliates with respect to the Merger Agreement or any of the transactions contemplated thereby and neither this Agreement nor any other document or agreement entered into by any party hereto relating to the subject matter hereof shall be construed to suggest otherwise. The Purchaser acknowledges and agrees that Stockholder owes no fiduciary duties to the Purchaser or any of its Affiliates as a result of, or in connection with, this Agreement, the Merger Agreement or the transactions contemplated thereby. Stockholder is entering into this Agreement solely in his, her or its capacity as the holder of the Shares indicated on the signature page hereof, and nothing herein shall limit or affect any actions taken by, or otherwise obligate, Stockholder or his, her or its affiliates in any other capacity.

(m)     Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(n)     Additional Documents, Etc. Stockholder shall execute and deliver any additional documents reasonably necessary to carry out the purpose and intent of this Agreement. Stockholder shall give the Purchaser prompt written notice of (i) the occurrence of any fact, event or circumstance that causes any representation or warranty of Stockholder set forth in this Agreement to be untrue or inaccurate in any material respect and (ii) any failure of Stockholder to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it under this Agreement.

(o)     Covenant Not to Sue. Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Merger Sub, the Purchaser or any of their respective successors, directors or officers (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

Primo Water Corporation, a Delaware corporation
By:
Name: Billy D. Prim
Title: Chairman and Chief Executive Officer

[Signature Page to Voting Agreement]

STOCKHOLDER: Name: Address:

Shares beneficially owned by Stockholder and his, her or its affiliates on the date hereof:

[•] shares of Company common stock, par value $0.01 per share

[Signature Page to Voting Agreement]

EXHIBIT A

FORM OF WRITTEN CONSENT